Portfolio of Investments

September 30, 2021 (unaudited)

Baillie Gifford Long Term Global Growth Fund

	Shares	Value
COMMON STOCKS — 98.4%
CANADA — 3.2%
Shopify, Inc., Class A *	26,112	$35,402,127
CHINA — 18.9%
Alibaba Group Holding Ltd.*	1,784,552	33,039,090
BeiGene Ltd. ADR*	58,544	21,251,472
Bilibili, Inc. ADR*	46,162	3,054,540
Bilibili, Inc., Class Z *	46,163	3,054,091
Contemporary Amperex Technology Co., Ltd., Class A	147,100	11,917,869
KE Holdings, Inc. ADR*	175,013	3,195,737
Meituan, Class B *	1,498,700	47,840,677
NIO, Inc. ADR*	395,663	14,097,473
Pinduoduo, Inc. ADR*	345,983	31,370,279
Tencent Holdings Ltd.	698,700	41,711,522
		210,532,750
FRANCE — 5.0%
Hermes International	12,877	17,766,841
Kering	53,613	38,079,231
		55,846,072
GERMANY — 2.6%
BioNTech SE ADR*	105,929	28,917,558
INDIA — 1.6%
Housing Development Finance Corp., Ltd.	494,565	18,278,083
NETHERLANDS — 6.9%
Adyen NV*	11,018	30,799,320
ASML Holding NV	62,189	46,458,819
		77,258,139
SAUDI ARABIA — 1.7%
Delivery Hero SE*	150,178	19,155,984
SOUTH KOREA — 1.8%
Coupang, Inc.*	698,794	19,461,413
UNITED STATES — 56.7%
Amazon.com, Inc.*	17,938	58,927,048
Atlassian Corp. PLC, Class A *	97,565	38,188,892
Beyond Meat, Inc.*	119,236	12,550,781
Carvana Co.*	49,082	14,800,186
Cloudflare, Inc., Class A *	241,047	27,153,945
Dexcom, Inc.*	73,167	40,012,106
Facebook, Inc., Class A *	83,256	28,256,254
Illumina, Inc.*	112,991	45,830,279
Intuitive Surgical, Inc.*	24,801	24,655,914
Moderna, Inc.*	179,803	69,198,983
Netflix, Inc.*	66,910	40,837,849
NVIDIA Corp.	230,849	47,822,679
Peloton Interactive, Inc., Class A *	315,478	27,462,360
salesforce.com, Inc.*	83,897	22,754,544
Spotify Technology SA*	78,152	17,610,772
Tesla, Inc.*	67,698	52,498,445
Trade Desk, Inc. (The), Class A *	302,690	21,279,107
Workday, Inc., Class A *	107,300	26,813,197
Zoom Video Communications, Inc., Class A *	61,218	16,008,507
		632,661,848
TOTAL INVESTMENTS — 98.4%
(cost $691,479,736)		$1,097,513,974
Other assets less liabilities — 1.6%		18,401,061
NET ASSETS — 100.0%		$1,115,915,035

*	Non-income producing security.

ADR	-	American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2021.

Portfolio of Investments

September 30, 2021 (unaudited)

Baillie Gifford Long Term Global Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$789,412,447	$308,101,527	$–	$1,097,513,974
Total	$789,412,447	$308,101,527	$–	$1,097,513,974

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2021.